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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K

                                 Current Report

     Pursuant to Section 13 of 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): October 15, 1999


                               Chevron Corporation
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)

       Delaware                       1-368-2                   94-0890210
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(State or other jurisdiction   (Commission File Number)    (I.R.S. Employer No.)
    of incorporation )

       575 Market Street, San Francisco, CA                       94105
       --------------------------------------                    --------
      (Address of principal executive offices)                  (Zip Code)

        Registrant's telephone number, including area code: (415) 894-7700


                                      NONE
           -----------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 7. Financial Statements and Exhibits.

         (c)   Exhibits.

               4.1 First Supplemental Indenture between Chevron Corporation and The Chase Manhattan Bank, as Trustee, dated October 13, 1999.





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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: October 15, 1999
                                           CHEVRON CORPORATION


                                           By    /s/ S.J. CROWE
                                             ---------------------------------
                                              S. J. Crowe, Comptroller
                                             (Principal Accounting Officer and
                                                  Duly Authorized Officer)